                                                                    Exhibit 10.6

             AMENDMENT NO. 1. TO INTERCOMPANY OPERATING AGREEMENT


          The parties to this Amendment No. 1 to Intercompany Operating Agreement, dated as of September 30, 1996, are FAX INTERNATIONAL, INC., a Delaware corporation ("Fl"), and SINGAPORE TELECOMMUNICATIONS LIMITED, a Singapore corporation ("ST").

                               Recitals of Fact
                               ----------------

          1. FI and ST are parties to that certain Intercompany Operating Agreement dated as of April 10, 1995 (the "IOA").

          2. The parties desire to amend the IOA to provide for the assumption by FI of certain responsibilities originally borne by ST thereunder, and the payment by ST of certain additional fees and charges to Fl.

          The parties accordingly agree as follows:

     1.   Definitions.  Capitalized terms used herein but not otherwise defined
          -----------
shall have   the respective meanings set forth in the IOA.  In addition, the following new definitions are added to Section I of the IOA:

          "ST Node" shall mean the Network node within the Territory, including without limitation all hardware, software, circuitry and other equipment forming a part of such node and used in making, receiving, storing, routing and monitoring Transmissions, whether or not such items are physically located at more than one location within the Territory, but not including (i) domestic telephone and other communications circuits into and out of such node that are the responsibility of ST under Section 5 below, and (ii) hardware, software and other equipment required by ST to connect to such node that is the responsibility of ST under Section 5 below.

          "FI-Direct" is the name of Fl's service offering in the Field of Business.

          "FaxLink" shall mean that certain proprietary telecommunications device of Fl utilizing the Technology and provided to customers for their use in connection with FI-Direct."

          "DDI charges" shall mean those direct-dial international telecommunications circuit charges incurred by ST when it is required to deliver any Transmission, which could otherwise have been delivered using the Network, using non-Network third party direct dial international circuits due to (i) a failure or outage of the Network (other than a failure or outage of the ST
Node), or (ii) insufficient capacity within the Network to deliver such Transmission."

     2.   Amendment to Subsection 3.1.  Subsection 3.1 of the IOA is amended by
          ---------------------------
changing the caption thereof to "Maintenance of Network Outside the Territory."

     3.   Additions to Section 3.  Section 3 of the IOA is amended by adding the
          ----------------------
following new subsections thereto:

     3.7  ST Node Support.  FI shall be responsible for providing ST with
          ---------------
technical and operational support of the ST Node, including without limitation Network monitoring, Network capacity planning, Network access support and provision of Network tools and utilities.

     3.8.  ST Node Maintenance and Expansion.  FI shall be responsible for
           ---------------------------------
installing, maintaining and expanding the ST Node and designing, installing and integrating new Technology into the ST Node, including without limitation providing, installing and maintaining Network node hardware, software and equipment, including hardware, software and equipment related to the Network "Document Delivery" system, and IS/LAN support of the ST Node Title to and ownership of all ST Node hardware, software, equipment and Technology provided by FI shall remain with Fl, subject only to the licenses granted to ST herein.

     3.9  ST Business System.  Fl shall be responsible for providing ST with
          ------------------

technical support of the business computer system provided and/or recommended by Fl for use by ST in connection with ST's activities in the Field of Business, including without limitation support of the computer hardware and software comprising such business computer system. Such support shall consist of remote diagnostics and troubleshooting of problems or errors with ST's business computer system, telephone consultation with Fl personnel regarding proper operation and maintenance of the system, and provision and/or recommendation by FI of upgrades and enhancements to the system."

     4.   Amendment, Additions to Subsection 4.1.  Subsection 4.1 of the IOA is
          --------------------------------------
amended as follows:

          (A) by changing the term "a fee" in the first sentence thereof to "fees";

          (B) by adding the following to paragraph (a) thereof after "below":
     "and in respect of the services provided by Fl under subsections 3.1 through 3.6 above";

          (C) by re-designating paragraph (b) thereof as paragraph (g);

          (D) by adding the following as new paragraph (b):

          (a) in respect of the services provided by FI under subsection 3.7
     above, ST shall pay Fl a monthly fee of               , such fee to be paid
     in advance on the first day of each calendar month during the term of this Agreement."

          (E) by adding the following as new paragraph (c), and by adding Exhibit A to this Amendment as Exhibit A to the IOA:
     ---------                      ---------

               "(c) in respect of the services provided by Fl under subsection
     3.8 above, ST shall pay El a monthly fee based on the total number of Transmission minutes originated from the ST Node in each month, calculated in accordance with the rates set forth in Exhibit A hereto. Such fee shall
                                               ---------
     be paid monthly in arrears within sixty (60) days after receipt of Fl's invoice."

          (F) by adding the following as new paragraph (d), and by adding Exhibit B to this Amendment as Exhibit B to the IOA:

          (d) in payment for Fl's Network transmission and delivery costs and charges associated with Transmissions originated from the ST Node, including without limitation costs and charges relating to international dedicated and/or frame relay circuits, international transportation, local delivery, local telecommunications circuits and applicable taxes, ST shall pay Fl a monthly fee based on the total number of Transmission minutes originated from the

     ST Node in each month, calculated in accordance with the rates set forth in Exhibit B hereto. Such fee shall be subject to offset by ST of DDI charges
     ---------
     incurred by ST and of ST's costs and expenses incurred in renting Singapore-based international dedicated and/or frame-relay circuits (including port charges), Singapore local leased circuits and DELs. Such fee shall be paid monthly in arrears within sixty, (60) days sifter receipt of Fl's invoice.";

          (G) by adding the following as new paragraph (e):

          (e) in payment for delivery by El to ST of FaxLink units, ST shall pay
     El a fee of                   per unit and, in addition, all shipping and
     handling charges and applicable duties and taxes. The foregoing fee is for FaxLink Version 3.1 units, and is subject to change by El upon El's release of a new or enhanced version. Such fee shall be paid from time to time within sixty (60) after receipt of Fl's invoice. Such fee does not include charges for power supplies and cabling required to operate the FaxLink units."

          (H) by adding the following as new paragraph (f):

          "(f) in respect of the ST business computer system technical support services provided by Fl pursuant to subsection 3.9 above, ST shall reimburse Fl's parts and labor costs as invoiced by Fl to ST from time to time. ST shall pay each such invoice within sixty (60) days after ST's receipt thereof."

     5.   Addition to Subsection 4.2.  Subsection 4.2 of the IOA is amended by
          --------------------------
adding the following as new paragraph (c):

          "(c) Each invoice submitted by El to ST in respect of the charges described in paragraphs (c) through (e) of subsection 4.1 above shall be in reasonable detail and shall set forth the services provided by, Fl in respect of which such invoice is issued and, in the case of Transmission minutes-based charges, the total number of Transmission minutes and a calculation of the fees due thereon based on the rates set forth in this Agreement (including the Exhibits hereto)."

     6.   Addition of Subsection 4.3.  Section 4 of the IOA is amended by adding
          --------------------------
the following new subsections thereto:

          "4.3  Methodology; Periodic Review of Charges.  Fl acknowledges and
                ---------------------------------------
agrees that the charges to ST set forth in paragraphs (b) through (e) of subsection 4.1 are determined using a cost-based methodology. Fl agrees to meet with ST, either in person or by teleconference, on a quarterly basis at least once per calendar quarter during the term of this Agreement for the purpose of reviewing such charges and the costs to Fl of providing the services associated therewith and, if agreed by Fl, to reduce any such charges based on the results of such review. Any such reduction or other modification to such charges shall be effective only, pursuant to the written agreement of FI."

     7.      Amendment of Section 5.  Section 5 of the IOA is amended as
             ----------------------
follows:

     (A) by deleting the following from the first sentence of subsection 5.2:
"half channel international dedicated digital communications circuits,"

     (B) by adding the following after "computer equipment" in the first sentence of subsection 5.2: "(other than computer equipment forming a part of the ST Node required to be provided by FI pursuant to subsection 3.8 above)";

     (C) by adding the following after "other hardware and software capacity" in the first sentence of subsection 5.2: "(other than hardware and software forming a part of the ST Node required to be provided by Fl pursuant to subsection 3.8 above)"

     (D) by adding the following to paragraph (b) of subsection 5.4, and by adding Exhibit C Lo this Amendment as Exhibit C to the IOA: "Such reimbursement by Fl shall be made monthly in accordance with the rates set forth in Exhibit C hereto within sixty (60) days after Fl's receipt of ST's reasonably detailed invoice for such charges. The rates set forth in Exhibit C shall be subject to periodic review by the parties and may be revised by mutual agreement of the parties upon not less than seven (7) days prior written notice to FI'

     (E) by adding the following before "to ST's Network facilities" in the first sentence of subsection 5.5: "to the ST Node,";

     (F) by adding the following before "maintaining and updating" in the first sentence of subsection 5.5: "performing H's obligations under subsections 3.7 and 3.8 above,";

     (G) by adding the following after "its Network facilities" in the second sentence of subsection 5.5: "(other than the ST Node for which Fl is responsible under subsection 3.8 above)".

     8.  Effective Date.  The effective date of the amendments to the IOA set
         --------------
forth in this Amendment No. I and, in particular, of the additional charges payable by ST to Fl described in Section 4 hereof, shall be December 1, 1995.

     9.  No Other Changes.  Except as specifically amended herein, the IOA
         ----------------
shall remain in full force and effect as originally written.


                 [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

          IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Intercompany Operating Agreement as of the date first above written.



SINGAPORE TELECOMMUNICATIONS                      FAX INTERNATIONAL, INC.
LIMITED

By: /s/ Chua-Loh Yim Kew                          By: /s/ Paula Litscher
    -----------------------------                     --------------------------

Title: Director, Value-Added Services Division    Title: Vice President, Finance
       ---------------------------------------           -----------------------

            EXHIBIT A TO AMENDMENT NO. 1 TO INTERCOMPANY OPERATING AGREEMENT BETWEEN FAX INTERNATIONAL, INC. AND SINGAPORE
                          TELECOMMUNICATIONS LIMITED


Fee Schedule for FI Network Node Maintenance and Expansion
----------------------------------------------------------

A.   Transmissions via "FI-Direct" (formerly "PFN") Service:

     (1)  First          aggregate minutes in a month (fixed rate):
          --------------------------------------------------------


     Aggregate Monthly Minutes        Per Minute Fee      Applies To:
     -------------------------        --------------      -----------

     (2)  Aggregate Minutes in a month in excess of           (variable rate):
          -------------------------------------------------------------------

     Aggregate Monthly Minutes        Per Minute Fee      Applies To:
     -------------------------        --------------      -----------

            EXHIBIT B TO AMENDMENT NO. 1 TO INTERCOMPANY OPERATING
            AGREEMENT BETWEEN FAX INTERNATIONAL, INC. AND SINGAPORE
                          TELECOMMUNICATIONS LIMITED
                               FAX INTERNATIONAL

                             World Wide Rate Sheet

ON-NET COUNTRIES

  Destination name:                      Country code:        Rate per minute:

  Australia                              61

  Australia - Melbourne                  61

  Australia - Sydney                     61

  China                                  86

  France                                 33

  France - Paris                         33

  Germany                                49

  Germany - Frankfurt                    49

  Hongkong                               852

  Japan                                  81

  Japan - Nagoya                         81

  Japan - Osaka                          81

  Japan - Tokyo                          81

  Korea, South                           82

  Korea, South - Seoul                   82

  United Kingdom                         44

  United Kingdom - London                44

  United States                           1

  OFF - NET COUNTRIES

  Destination name:                      Country code:        Rate per minute:

  Afghanistan                            93

  Albania                                355

  Algeria                                213

  American Samoa                         684

                                           For the country manager in: Singapore

Destination name:                     Country code:        Rate per minute:

Andorra                               33628

Angola                                244

Anguilla                              809

Antarctica (Casey Base)               672

Antarctica (Scott Base)               672

Antigua                               809

Argentina                             54

America (CIS)                         374

Aruba                                 297

Ascension Island                      247

Austria                               43

Azebaijan (CIS)                       994

Bahamas                               809

Bahrain                               973

Bangladesh                            880

Barbados                              809

Belarus (CIS)                         375

Belgium                               32

Belize                                501

Benin                                 229

Bermuda                               809

Bhutan                                975

Bolivia                               591

Bosnia-Herzegovina                    387

Botswana                              267

Brazil                                55

British Virgin Island                 809

Brunei                                673

Bulgaria                              359

Burkina Faso                          226

Burma                                 95

                                           For the country manager in: Singapore

Destination name:                     Country code:        Rate per minute:

Burundi                               257

Cambodia                              855

Cameroon                              237

Canada                                1

Cape Verde Island                     238

Cayman Island                         809

Central African Republic              236

Chad                                  235

Chile                                 56

Christmas Island                      672

Cocos Island                          672

Colombia                              57

Comoros Islands                       269

Congo                                 242

Cook Islands                          682

Costa Rica                            506

Croatia                               385

Cuba                                  53

Cyprus                                357

Czech Republic                        42

Denmark                               45

Diego Garcia                          246

Djibouti                              253

Dominica                              809

Dominican Republic                    809

Easter Island

Educador                              593

Egypt                                 20

El Salvador                           503

Equatorial Guniea                     240

                                           For the country manager in: Singapore

Destination name:                     Country code:        Rate per minute:

Eritrea                               291

Estonia                               372

Ethiopia                              251

Faeroe Islands                        298

Falkland Islands                      500

Fiji                                  679

Finland                               358

French Antilles                       596

French Guiana                         594

French Polynesia                      689

Gabon                                 241

Gambia                                220

Georgia (CIS)                         995

Ghana                                 233

Gibraltar                             350

Greece                                30

Greenland                             299

Grenada                               809

Guadeloupe                            590

Guam                                  671

Guantanamo Bay                        5399

Guatemala                             502

Guinea                                224

Guinea-Bissau                         245

Guyana                                592

Haiti                                 509

Honduras                              504

Hungary                               36

Iceland                               254

India                                 91

                                           For the country manager in: Singapore

Destination name:                     Country code:        Rate per minute:

Indonesia                             62

Iran                                  98

Iraq                                  964

Ireland                               353

Israel                                972

Italy                                 39

Ivory Coast                           225

Jamaica                               809

Jordan                                962

Kazakhstan (CIS)                      7

Kenya                                 254

Kirbati                               686

Korea, North                          850

Kuwait                                965

Kyrgyzstan (CIS)                      7

Laos                                  856

Latvia                                371

Lebanon                               961

Lesotho                               266

Liberia                               231

Libya                                 218

Liechtenstein                         4175

Lithuania                             370

Luxemuourg                            352

Macao                                 853

Macedonia                             389

Madagascar                            261

Maderia Islands                       351

Malawi                                265

Malaysia                              60

                                           For the country manager in: Singapore

Destination name:                     Country code:        Rate per minute:

Maldives                              960

Mali                                  223

Malta                                 356

Maristat At

Maristat Aw

Maristat In

Maristat Pa

Marshall Islands                      692

Mauritania                            222

Mauritius                             230

Mayotte Island                        269

Mexico                                52

Micronesia                            691

Midway

Moldova                               373

Monaco                                3393

Mongolia                              976

Montserrat                            809

Morocco                               210

Mozambique                            258

Nakhodka (CIS)                        7

Namibia                               264

Nauru                                 674

Nepal                                 977

Netherlands                           31

Nethedands Antilles                   599

Nevis                                 809

New Caledonia                         687

New Zealand                           64

Nicaragua                             505

                                           For the country manager in: Singapore

Destination name:                     Country code:        Rate per minute:

Niger                                 227

Nigeha                                234

Niue                                  6873

Norfolk Island                        672

Norway                                47

Oman                                  968

Pakistan                              92

Palau                                 680

Panama                                507

Papau New Guinea                      675

Paraguay                              59

Peru                                  51

Philippines                           63

Pitcaim Island

Poland                                48

Portugal                              351

Qatar                                 974

Reunion Island                        262

Romania                               40

Russia (CIS)                          7

Rwanda                                250

Saipan

Sakhalin (CIS)                        7

San Marino                            378

Sao Tome                              239

Saudia Arabia                         966

Senegal                               221

Seycelles                             248

Sierra Leone                          232

Slovakia                              42

                                           For the country manager in: Singapore

Destination name:                     Country code:        Rate per minute:

Slovenia                              386

Solomon Islands                       677

Somali Republic                       252

South Africa                          27

Spain                                 34

Sri Lanka                             94

St. Helena                            290

St. Kitts                             809

St. Lucia                             809

St. Pierre & Miquelon                 508

St. Vincent                           809

Sudan                                 249

Sudname                               597

Swaziland                             268

Sweden                                46

Switzerland                           41

Syria                                 963

Taiwan                                886

Tajikstan (CIS)                       7

Tanzania                              255

Thailand                              66

Togo                                  228

Tonga                                 676

Trinidad and Tobago                   809

Tunisia                               216

Turkey                                90

Turkmenistan (CIS)                    7

Turks and Caicos                      809

Tuvalu                                688

Uganda                                256

                                           For the country manager in: Singapore

Destination name:                     Country code:        Rate per minute:

Ukraine (CIS)                         380

United Arab Emirates                  971

Uruguay                               598

Uzbekistan (CIS)                      7

Vanuatu                               678

Vatican City                          379

Venezuela                             58

Vietnam                               84

Wake Island

Wallis and Fortuna                    681

Western Samoa                         685

Yemen, Republic of                    967

Yugoslavia                            381

Zaire                                 243

Zambia                                260

Zimbabwe                              263

                                           For the country manager in: Singapore

             EXHIBIT C TO AMENDMENT NO. 1 TO INTERCOMPANY OPERATING
            AGREEMENT BETWEEN FAX INTERNATIONAL, INC. AND SINGAPORE
                           TELECOMMUNICATIONS LIMITED


1.   Usage charges of ST pursuant to Section 5.4(b) for Transmissions
     ----------------------------------------------------------------
originating outside the Territory and terminating at destinations within the
----------------------------------------------------------------------------
Territory:
---------


Period of Applicability                                     Per Minute Rate
-----------------------                                     ---------------

August 1995 - March 1996

April 1996

May 1996 and thereafter

2. Usage charges of ST pursuant to Section 5.4(b) for-Transmissions originating
--------------------------------------------------------------------------------
outside the Territory and routed via the ST Node to destinations outside the
--------------------------------------------------------------------------------
Territory:
----------

Destination                  Per Minute Rate           Period of Applicability

Malaysia                                               May 1996 and thereafter

Brunei                                                 May 1996 and thereafter

     FI agrees that it shall not route Transmissions originating outside the Territory via the ST Node to any destination outside the Territory for which ST has not provided FI with usage charges with respect to such destination. Destinations in addition Lo those listed above may be added to this Exhibit C, along with ST's corresponding usage charges, upon & mutual agreement of Fl and ST.